                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



     Date of Report  (Date of earliest event reported):  December 8, 2000
                                                         ----------------



                       Sunburst Hospitality Corporation
                       --------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                  1-11915             52-1985619
         --------                  -------             ----------
(State or Other Jurisdiction    (Commission         (I.R.S. Employer
      of Incorporation)         File Number)       Identification No.)



                 10770 Columbia Pike, Silver Spring, MD  20901
                 ---------------------------------------------
             (Address of Principal Executive Offices and Zip Code)


      Registrant's telephone number, including area code:  (310) 592-3895
                                                           --------------



                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

          Sunburst Hospitality Corporation set January 4, 2001 at 10:30 a.m. E.S.T. as the date for its special meeting for the vote on the proposed recapitalization. Sunburst also announced that it has reached an agreement in principle to settle the stockholder lawsuits filed regarding the recapitalization, subject to approval of the Delaware Chancery Court for New Castle County. Certain information regarding the transaction and the pending litigation is set forth in the press release filed as Exhibit 99.1 to this Report on Form 8-K.


Item 7.   Financial Statements and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits

               Exhibit 99.1  Press Release dated December 8, 2000

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      SUNBURST HOSPITALITY CORPORATION


                         By:  /s/  Douglas H. Verner
                              ----------------------------------
                                   Douglas H. Verner
                                   Senior Vice President, General Counsel and
                                      Secretary


Dated:  December 11, 2000